UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 2, 2024

(Date of earliest event reported)

U.S. Lighting Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55689	46-3556776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1148 E 222nd Steet, Euclid, Ohio 44117
(Address of principal executive offices) (Zip Code)

216-896-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On November 2, 2023, US Lighting Group, Inc. (“we” and “our”) issued a promissory note to 1800 Diagonal Lending LLC (“1800 Diagonal”) in the original principal amount of $120,750 (the “note”) in connection with a loan. The note provided for monthly payments of principal and interest of $15,027. 1800 Diagonal subsequently agreed to reduced payments of $7,500 a month. However, we failed to make the June payment and on July 2, 2024, 1800 Diagonal elected to convert $10,000 of the amount we owe on the note into shares of our common stock. 1800 Diagonal called a default under the note due to our failure to make the June payment and applied penalties to the amount outstanding and demanded payment in full. After the application of the penalties and conversion of $10,000, 1800 Diagonal claims that there is $68,910 outstanding under the note. We do not have available cash to pay the accelerated note balance and expect that 1800 Diagonal may convert additional amounts under the note into shares of our common stock and sell those shares in the public market.

Item 3.02 Unregistered Sales of Equity Securities.

Please see the disclosure under Item 2.04 above describing 1800 Diagonal’s conversion of $10,000 of the note balance into shares of our unregistered common stock on July 2, 2024. Upon an event of default under the note, 1800 Diagonal may convert amounts outstanding under the note into shares of our stock at a conversion price equal to 61% of the lowest trading price of the stock during the ten trading days before the conversion date. The July 2 conversion price was $0.00976 per share and 1800 Diagonal received 1,024,590 shares upon conversion of the $10,000 note balance. The issuance of our shares to 1800 Diagonal was exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Lighting Group, Inc.

Dated July 9, 2024	/s/ Michael A. Coates
By Michael A. Coates
Chief Financial Officer

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